UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
PROFESSIONAL VETERINARY PRODUCTS, LTD.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

January 26, 2009

NOTICE OF ADJOURNMENT OF MEETING

YOUR IMMEDIATE ACTION IS REQUESTED

Dear Professional Veterinary Products, Ltd. Shareholder:

Professional Veterinary Products, Ltd. (“PVPL”) scheduled an Annual Meeting of Shareholders on Friday, January 9, 2009, for the purpose of electing three Class III Directors and one Non-Shareholder Director. Unfortunately, PVPL did not receive the necessary participation by proxy from shareholders to consider the issue. Accordingly, the Annual Meeting of the Shareholders has now been adjourned until Thursday, February 19, 2009.

You are receiving this communication because as of the date of this mailing, we have not yet received your vote. Please vote now. You can learn more about the issues by reading the proxy statement, which may be viewed on and printed from the Internet, or you may request a paper copy of the proxy materials via the Internet, telephone or by e-mail. Additional instructions are enclosed in the “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.”

In order to avoid further delay and expense, please take a few moments to vote now. Voting now helps limit the costs of soliciting your vote and ensures that your views are represented. We have enclosed another ballot and postage-paid envelope for your convenience; however, your vote can be immediately counted electronically by using one of the easy methods below:

1. By Internet. Follow the instructions on the enclosed ballot to record your vote via the Internet at www.proxypush.com/pvpl.

2. By Telephone. Follow the instructions on the enclosed ballot to record your vote via the telephone at (866) 220-2494.

3. By Facsimile. Follow the instructions on the enclosed ballot to record your vote via facsimile at (919) 469-1355.

If you have already voted, please disregard this notice, and thank you for your participation.

YOUR VOTE IS IMPORTANT! PLEASE VOTE YOUR SHARE TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on February 19, 2009, for Professional Veterinary Products, Ltd.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/pvpl. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. For additional information, go to www.pvpl.com.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2009 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before February 12, 2009.

View Proxy Materials and Annual Report Online at www.proxydocs.com/pvpl A convenient way to view proxy materials and VOTE!
Material may be requested by one of the following methods:

INTERNET	TELEPHONE	*E-MAIL
www.investorelections.com/pvpl	(866) 648-8133	paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other re- quests, instructions or other inquiries should be included with your e-mail requesting material.

To view your proxy materials online, go to www.proxydocs.com/pvpl. Have the 12 digit control number available when you access the website and follow the instructions.

ACCOUNT NO.	# SHARES

Professional Veterinary Products, Ltd. Notice of Annual Meeting

Date:	Thursday, February 19, 2009
Time:	9:00 A.M. (Central Time)
Place:	10077 S. 134th St., Omaha, Nebraska 68138
The purpose of the Annual Meeting is to take action on the following proposals:
Proposal One — Election of Class III Directors. Director nominees are James Alan Hoffmann, DVM, District 4; Charles W. Luke, DVM, District 5; and Rhonda Lee Pierce, DVM, District 8.
Proposal Two — Election of Non-Shareholder Director. Director nominee is A. Donald Janezic, Board Member At Large.
The Board of Directors recommends that you vote FOR each of the Class III Directors and the Non-Shareholder Director.
Should you require directions to the annual meeting, please call (402) 331-4440
Vote In Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a shareholder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.

■	Professional Veterinary Products, Ltd.	■
ANNUAL MEETING OF PROFESSIONAL VETERINARY PRODUCTS, LTD.

Date:	February 19, 2009
Time:	9:00 A.M. (Central Time)
Place:	10077 S. 134th St., Omaha, NE 68138
See Voting Instruction on Reverse Side.

Please make your marks like this:	☒	Use dark black pencil or pen only
This proxy is solicited on behalf of the Board of Directors of Professional Veterinary Products, Ltd.
Board of Directors Recommends a Vote FOR proposal 1 and proposal 2.
1: Election of Class III Directors

Vote For All Nominees	Withhold Vote From All Nominees	*Vote For All Except

☐	☐	☐

*INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exception” box and write the number(s) in the space provided to the right.

2: Election of Non-Shareholder Director, A. Donald Janezic

Vote For Nominee	Withhold Vote For Nominee

☐	☐

PROPOSAL(S)

1:	Election of Class III Directors Nominees

	Directors:	01 James Alan Hoffmann, D.V.M.
02 Charles W. Luke, D.V.M.
03 Rhonda Lee Pierce, D.V.M.

2:	Election of Non-Shareholder Director, A. Donald Janezic

■	To attend the meeting and vote your shares in person, please mark this box. Authorized Signatures — This section must be completed for your Instructions to be executed.	☐	■

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above
Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Professional Veterinary Products, Ltd.
Annual Meeting of Professional Veterinary Products, Ltd.
to be held on Thursday, February 19, 2009
for Shareholders as of November 21, 2008

INTERNET			TELEPHONE
Go To			866-220-2494
www.proxypush.com/pvpl
•	Cast your vote online.	OR	•	Use any touch-tone telephone.
•	View Meeting Documents.		•	Have your Voting Instruction Form ready.
			•	Follow the simple recorded instructions.

MAIL			FAX
OR	•	Mark, sign and date your Voting Instruction Form.
	•	Detach your Voting Instruction Form.	OR		919-469-1355
	•	Return your Voting Instruction Form in the postage-paid envelope provided.		•	Mark, sign and date your Voting Instruction Form.
				•	Fax to the number above.
By signing the proxy, you revoke all prior proxies and appoint Steve Price, President and Neal B. Soderquist, CFO and Vice President, and each of them acting in the absence of the other, with full power of substitution to vote your shares on matters shown on the Voting Instruction form and any other matters that may come before the Annual Meeting and all adjournments.
All votes must be received by 5:00 P.M., Central Time, February 18, 2009, unless you vote in person or deliver your proxy to the Company.

PROXY TABULATOR FOR

PROFESSIONAL VETERINARY
PRODUCTS, LTD.
c/o MEDIANT COMMUNICATIONS
EVENT #	17 STATE STREET, 7TH FLOOR NEW YORK, NY 10004

CLIENT #

OFFICE #

Revocable Proxy — Professional Veterinary Products, Ltd.
Annual Meeting of Shareholders
February 19, 2009, 9:00 a.m. (Central Time)
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints Steve Price and Neal B. Soderquist, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock of Professional Veterinary Products, Ltd. that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Thursday, February 19, 2009 at 9:00 a.m. at the Company’s headquarters, 10077 S. 134th Street, Omaha, Nebraska, and any and all adjournments thereof, as set forth below.
This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:
FOR the nominees for directors specified
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please separate carefully at the perforation and return just this portion in the envelope provided.